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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 16, 1996

                               HEALTH POWER, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-23220                  31-1145640
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)


1209 Orange Street, Wilmington, Delaware                                43017
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (614) 461-9900


                                    No Change
(Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS.

         The information contained in the press release filed as Exhibit 99 is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      EXHIBITS.

Exhibit
  No.             Description of Exhibit
-------           ----------------------

  99              Press release issued December 16, 1996.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HEALTH POWER, INC.

Date:  December 18, 1996                By /s/ Thomas E. Beaty, Jr.
                                           -------------------------------------
                                               Thomas E. Beaty, Jr.,
                                               President




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                                  EXHIBIT INDEX



Exhibit
  No.             Description of Exhibit
-------           ----------------------

   99             Press release issued December 16, 1996.




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